SUPPLEMENT DATED JUNE 4, 2025
TO THE CURRENTLY EFFECTIVE
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF
ABACUS FCF INNOVATION LEADERS ETF (ABOT)
ABACUS TACTICAL HIGH YIELD ETF (ABHY)
ABACUS FCF REAL ASSETS LEADERS ETF (ABLD)
(each a “Fund” and, together, the “Funds”)
(each a series of Abacus FCF ETF Trust)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Funds’ SAI.

Effective immediately, the disclosure appearing under the section entitled “THE DISTRIBUTOR - Payments to Financial Intermediaries” is deleted and replaced with the following:

The Adviser or another affiliate of the Funds, out of its own resources, may provide compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from the Adviser or another affiliate of the Funds may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Shares. For example, compensation may be paid to make Shares available to sales representatives and/or customers of a fund supermarket platform or a similar program, such as a model portfolio, and for services provided in connection with such fund supermarket platforms and programs. Such compensation may also include payments for access to a financial intermediary’s sales force or management, as well as access to conferences or other educational seminars held by a financial intermediary or its affiliates relating directly or indirectly to the Funds. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average net assets attributable to the financial intermediary, which may be based on assets under management or other similar metrics, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds.

As of May 30, 2025, the only financial intermediaries receiving revenue sharing payments relating to the Funds were Dynasty Securities LLC and Fidelity Brokerage Services LLC/National Financial Services LLC. Any additions, modifications or deletions to this list of financial intermediaries that have occurred since the date noted above are not included in the list. These payments are made out of the Adviser's own resources. Any compensation received by a financial intermediary, will create a conflict of interest by providing the financial intermediary with an incentive to (i) recommend Shares over other potential investments and/or (ii) elevate the prominence of the Funds within its organization by, for example, placing it on a list of preferred funds and/or in model portfolios. Please contact your salesperson, adviser, broker or other investment professional for more information regarding any such payments or incentives that his or her intermediary firm may receive.

Please keep this supplement with your SAI for future reference.